UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street

Suite 210

San Jose, CA 95134

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2016, Energous Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Energous Corporation 2013 Equity Incentive Plan (as amended and restated, the “Amended and Restated Equity Incentive Plan”). A description of the material terms and conditions of the Amended and Restated Equity Incentive Plan appears on pages 29-41 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 13, 2016 (the “Proxy Statement”), which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Amended and Restated Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and also incorporated herein by reference.

Also at the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Energous Corporation 2014 Non-Employee Equity Compensation Plan (as amended and restated, the “Amended and Restated Non-Employee Plan”). A description of the material terms and conditions of the Amended and Restated Non-Employee Plan appears on pages 42-49 of the Proxy Statement, which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Amended and Restated Non-Employee Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held its 2016 Annual Meeting of Stockholders. The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement, are as follows:

The Company’s stockholders elected the six nominees to the Company’s Board of Directors to serve for one year terms as directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Stephen R. Rizzone	5,879,231	32,409	6,657,889
Michael Leabman	5,868,745	42,895	6,657,889
Martin Cooper	5,881,436	30,204	6,657,889
John R. Gaulding	5,628,792	282,848	6,657,889
Robert J. Griffin	5,629,832	281,808	6,657,889
Rex S. Jackson	5,877,755	33,885	6,657,889

The Company’s stockholders approved the Amended and Restated Equity Incentive Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
5,222,183	672,620	16,837	6,657,889

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The Company’s stockholders approved the Amended and Restated Non-Employee Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
5,233,619	651,976	26,045	6,657,889

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2016, with votes cast as follows:

For	Against	Abstain
12,211,821	31,967	325,741

Item 9.01	Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: May 20, 2016	By:	/s/ Brian Sereda
Brian Sereda
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amended and Restated Energous Corporation 2013 Equity Incentive Plan
10.2	Amended and Restated Energous Corporation 2014 Non-Employee Equity Compensation Plan